                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 6, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-23049                                             33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02. OTHER EVENTS

         On April 6, 2005, Lawrence Page resigned as a director of the registrant. There were no disagreements between the registrant and Mr. Page regarding the registrant's operations, policies or practices.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 11, 2005                           Island Pacific, Inc.


                                               /s/ Corinne Bertrand
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                                               Corinne Bertrand
                                               Chief Financial Officer